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Exhibit 10(h)

                      AMENDMENT TO CONTRACT OF EMPLOYMENT

     This Amendment is duly made and entered into as of the 20th day of September, 2000, by and between Integra Bank Corporation, formerly National City Bancshares, Inc.(the "Company"), and Michael T. Vea ("VEA").

                                    RECITALS

     VEA is employed by the Company as its Chief Executive officer pursuant to a Contract of Employment dated as of August 23, 1999 (the "Contract"); and

     The parties desire to make certain changes to the Contract.

     NOW, THEREFORE, in consideration of the premises and agreements contained in this Amendment, the parties agree as follows:

                                    AGREEMENT

     Paragraph 2 of the Contract is amended in its entirety to read as follows:
"Subject to the provisions of Paragraph 12, the term of this Contract Of Employment shall terminate on December 31, 2003 (the "Term"). The Term of this Contract Of Employment shall automatically extend for an additional year unless either the Company or VEA shall have notified the other in writing of an intention not to renew the Contract no later than March 15 of any year, commencing in 2001."

     The provisions of Paragraph 3(a) of the Contract which contemplate an annual review of VEA's performance and the annual determination of VEA's base salary shall be completed on or before March 15 of each year during the Term, commencing in 2001.

     Except as modified by this Amendment, the terms of the Contract shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused the execution of this Amendment on the date written above.

                                           INTEGRA BANK CORPORATION


                                           By /s/ LAURENCE R. STEENBERG
                                           ----------------------------
                                           Laurence R. Steenberg, Director and
                                           Chairman of the Compensation
                                           Committee




                                           /s/ MICHAEL T. VEA
                                           ------------------
                                           Michael T. Vea





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